Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,478,988.16
Previously Paid Amount	0.00
Total Fee Amount	532.63
Total Offset Amount	0.00
Net Fee	$ 532.63